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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 13, 2003
                                 --------------


                          Discover Card Master Trust I
                   -------------------------------------------
               (Exact name of registrant as specified in charter)



   Delaware                         0-23108                      51-0020270
   --------                         -------                      ----------
  (State of                       (Commission                  (IRS Employer
Organization)                    File Number)               Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                                19720
----------------------------------------                            -----
(Address of principal executive offices)                          (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



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Item 5.  Other Events

                  On March 13, 2003, the registrant made available to investors a prospectus supplement, dated March 7, 2003, and prospectus, dated March 7, 2003 (the "Prospectus"), with respect to the issuance of $500,000,000 aggregate principal amount of Series 2003-2 Floating Rate Class A Credit Card Pass-Through Certificates (the "Class A Certificates") and $26,316,000 aggregate principal amount of Series 2003-2 3.85% Class B Credit Card Pass-Through Certificates (the "Class B Certificates") of Discover Card Master Trust I (the "Trust"), pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) ("Discover") as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2003-2, dated as of February 18, 2003, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, to be amended as of March 17, 2003. These Class A Certificates and Class B Certificates will form a part of the same series and have the same terms as, and be fungible with, the Trust's outstanding $500,000,000 Class A Certificates and $26,316,000 Class B Certificates issued on February 18, 2003. Upon completion of the offering described in the Prospectus, $1,000,000,000 Class A Certificates and $52,632,000 Class B Certificates of Series 2003-2 will be outstanding.

                  In connection with the issuance of these additional Class A Certificates and Class B Certificates of Series 2003-2 on March 17, 2003, Latham & Watkins LLP, counsel to Discover and the Trust, has delivered (i) an opinion to Discover (as originator of the Trust), dated March 13, 2003, regarding the legality of the additional Series 2003-2 Floating Rate Class A Credit Card Pass-Through Certificates and the additional Series 2003-2 3.85% Class B Credit Card Pass-Through Certificates upon issuance and sale thereof on March 17, 2003; and (ii) an opinion to Discover (as originator of the Trust), dated March 13, 2003, as to certain federal tax matters concerning the additional Series 2003-2 Floating Rate Class A Credit Card Pass-Through Certificates and the additional Series 2003-2 3.85% Class B Credit Card Pass-Through Certificates. A copy of the opinion as to legality is attached as Exhibit 5, and the opinion as to certain tax matters is attached as Exhibit 8.


Item 7.           Exhibits

Exhibit No.       Description
-----------       -----------

Exhibit 5         Opinion of Latham & Watkins LLP.

Exhibit 8 Opinion of Latham & Watkins LLP as to certain federal tax matters concerning the additional Class A Certificates and additional Class B Certificates of Series 2003-2 to be issued March 17, 2003.

Exhibit 23        Consent of Latham & Watkins LLP (included in Exhibit 5).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Discover Card Master Trust I
                                         (Registrant)


                                        By:      Discover Bank
                                                 (Originator of the Trust)



Date:  March 13, 2003                   By:  /s/Michael F. Rickert
                                             -------------------------------
                                             Michael F. Rickert
                                             Vice President, Chief Accounting
                                             Officer and Treasurer


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                               INDEX TO EXHIBITS

Exhibit No.           Description
-----------           -----------

Exhibit 5             Opinion of Latham & Watkins LLP.

Exhibit 8 Opinion of Latham & Watkins LLP as to certain federal tax matters concerning the additional Class A Certificates and additional Class B Certificates of Series 2003-2 to be issued March 17, 2003.

Exhibit 23            Consent of Latham & Watkins LLP (included in Exhibit 5).



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